UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 30, 2005
                        --------------------------------
                        (Date of earliest event reported)


                          NUEVO FINANCIAL CENTER, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                         0-31457                    23-3048444
   -------                         ---------                   ----------
   State of                        Commission                  IRS Employer
incorporation                     File Number              Identification Number


                             2112 Bergenline Avenue,
                              Union City, NJ 07087
             -------------------------------------------------------
                    (Address of principal executive offices)

                               Tel: (201) 537-0956
                              --------------------
                           (Issuer's telephone number)


                    Millennium Capital Venture Holdings Inc.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

       Copies of all communications, including all communications sent to the agent for service, should be sent to:

                                 Joseph I. Emas
                             1224 Washington Avenue
                           Miami Beach, Florida 33139
                             Telephone: 305.531.1174
                             -----------------------

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

As of November 30, 2005, the Board of Directors accepted the resignation of Mr. Francis Mailhot as director of Nuevo Financial Center, Inc. There were no disagreements with Mr. Francis Mailhot on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year.

Effective November 18, 2005, the Company amended its Certificate of Incorporation as follows:

      Article I: The name of the Corporation shall be Nuevo Financial Center,
Inc.


Item 9.01. Financial Statements and Exhibits.

None.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






DATE: November 30, 2005                            /s/ Jose Araque
                                                   ------------------------
                                                   Jose Araque
                                                   Chief Executive Officer
                                                   Nuevo Financial Center, Inc.